                                                 June  1997


                    MONTHLY SERVICER'S CERTIFICATE
                     ADVANTA NATIONAL BANK USA

                   ADVANTA CREDIT CARD MASTER TRUST
                   ------------------------------------


The undersigned, a duly authorized representative of Advanta National Bank USA, as Servicer ("AUS") pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 1,1992 (the "Agreement"), by and between AUS, as Seller and Servicer and Chemical Bank, as Trustee, does hereby certify as follows:

   1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement:
      provided that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this certificate is delivered. This certificate is delivered pursuant to subsection 3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

   2. Advanta USA is as of the date hereof the Servicer under the Agreement

   3. The undersigned is a Servicing Officer.

   4. The date of this Certificate is a Determination Date under the Agreement.

   5. The aggregate amount of Collections processed
      for the preceding Monthly Period for this
      Payment Date is equal to                         $222,718,996.06

   6. The aggregate amount of such Collections allocated to Principal Receivables for the preceding Monthly Period for this Payment Date was equal to:

            Series 1992-3      $53,860,854.26
            Series 1993-2      $43,096,455.51
            Series 1993-4      $43,096,455.51
            Series 1994-1      $43,096,455.55

   7. The aggregate amount of such Collections allocated to Finance
      Charges Receivables for the preceding Monthly Period for this Payment Date was equal to:

            Series 1992-3       $4,568,660.66
            Series 1993-2       $5,223,345.00
            Series 1993-4       $5,223,345.00
            Series 1994-1       $1,403,567.92

   8. The aggregate amount of such Collections allocated to Finance Charge Receivables that constitute Recoveries on Defaulted Accounts for this preceding Monthly Period for this Payment Date was equal to:

            Series 1992-3         $553,661.30
            Series 1993-2         $633,000.41
            Series 1993-4         $633,000.41
            Series 1994-1         $170,093.89

   9. The aggregate amount of such Collections of Finance Charge Receivables that constitute Interchange Fees for the preceding Monthly Period for this Payment Date was equal to:

            Series 1992-3         $583,333.34
            Series 1993-2         $666,666.67
            Series 1993-4         $583,333.33
            Series 1994-1         $134,444.44

   10. The aggregate amount of drawings, if any, under the Enhancement for each Series required to be made on the next succeeding
       Distribution Date is equal to:

            Series 1992-3                $0.00
            Series 1993-2                $0.00
            Series 1993-4                $0.00
            Series 1994-1                $0.00

   11. The amount of the Monthly Investor Servicing Fee required to be paid on the next succeeding Payment Date for each Series is equal to:

            Series 1992-3         $583,333.33
            Series 1993-2         $666,666.67
            Series 1993-4         $666,666.67
            Series 1994-1         $179,259.26

   12. The aggregate sum of all amounts payable to Investor
       Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Interest is equal to:

            Series 1992-3        $1,722,352.43
            Series 1993-2        $1,906,750.00
            Series 1993-4        $1,913,194.44
            Series 1994-1          $510,605.86

   13. The aggregate sum of all amounts payable to Investor
       Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Principal is equal to:

            Series 1992-3        $50,000,000.00
            Series 1993-2                 $0.00
            Series 1993-4                 $0.00
            Series 1994-1        $41,777,778.00

   14. The Enhancement Amount for each Series as of the close of business on the following Payment Date, after giving effect to all deposits, drawings and transfers, will be equal to:

            Series 1992-3       $45,500,000.00
            Series 1993-2       $52,000,000.00
            Series 1993-4       $52,000,000.00
            Series 1994-1       $14,453,333.24

   15. The existing aggregate Deficit Controlled Amortization Amount for each Series was equal to:

            Series 1992-3              $0.00
            Series 1993-2              $0.00
            Series 1993-4              $0.00
            Series 1994-1              $0.00

   16. The average Net Portfolio Yield for the three preceding
       Monthly Periods was 9.92%

   17. The average Base Rate for each Series for the three preceding Investor Interest Periods was equal to:

            Series 1992-3       8.04%
            Series 1993-2       7.98%
            Series 1993-4       8.00%
            Series 1994-1       7.95%

   18. The Investor Percentage for each Series of Collections allocated to Finance Charge Receivables for the Preceding Monthly Period was equal to:

            Series 1992-3      19.40%
            Series 1993-2      22.18%
            Series 1993-4      22.18%
            Series 1994-1       5.96%

   19. The Investor Percentage for each Series of Collections allocated to Principal receivables for the Preceding Monthly Period was equal to:

            Series 1992-3      27.72%
            Series 1993-2      22.18%
            Series 1993-4      22.18%
            Series 1994-1      22.18%

   20. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to Section 5.02(a) of the Agreement

   21. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the Servicer under the Agreement has occurred or is continuing except as follows: [set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default: if applicable, insert "None"]....None

   22. As of the date hereof no Liquidation Event or Rapid Amortization Event has been deemed to have occurred for Monthly Period for this Payment Date.

   23. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables.

   In witness whereof, the undersigned has duly executed and delivered this certificate this July 10, 1997


                        ADVANTA NATIONAL BANK USA
                        as Owner/Servicer

                         /s/  MICHAEL COCO
                        -------------------------
                     By:      Michael Coco
                              Vice President

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................            $26,972,733.36
  (b)  60-89 days: ....................            $14,631,975.72
  (c)  90-119 days: ...................            $12,829,798.61
  (d)  120-149 days: ..................            $11,727,835.91
  (e)  150-179 days: ..................            $10,031,846.28
  (f)  180 or more days: ..............             $3,954,186.45
                                                 ----------------
                          TOTAL                    $80,148,376.33






          ADVANTA NATIONAL BANK USA,
          as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By:    Michael Coco
              Vice President

                                                June 1997

                MONTHLY CERTIFICATEHOLDER'S STATEMENT
                     ADVANTA NATIONAL BANK USA
          -----------------------------------------------------

                   ADVANTA CREDIT CARD MASTER TRUST
                           Series 1992-3

      --------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Advanta National Bank USA as Seller and Servicer and The Chase
Manhattan Bank (formerly known as Chemical Bank), as Trustee (the "Trustee"), Advanta National Bank USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Advanta Credit Card Master Trust(the "Trust") during the previous month. The information which is required to be prepared with respect to the Payment Date of July 15, 1997, and with respect to the performance of the Trust during the month of June, 1997, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used herein have their respective meanings set forth in the Agreement.

  A. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION
     (STATED ON THE BASIS OF $1,000 CERTIFICATE).

  1. The total amount of the distribution to Series 1992-3
     Certificateholders per $1,000 original certificate principal amount
     Class A-1                                              103.470833
     Class A-2                                              103.418576

  2. The amount of the distribution set forth in paragraph 1 above with respect to interest on the Series 1992-3 Certificates, per $1,000 original principal amount
     Class A-1                                                3.470833
     Class A-2                                                3.418576

  3. The amount of the distribution set forth in paragraph 1 above with respect to principal on the Series 1992-3 Certificateholders
     per $1,000 original principal amount                   100.000000

 B.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

  1. COLLECTION OF RECEIVABLES.
     (a) The aggregate amount of Collections of Receivables
     processed during the Monthly Period immediately preceding
     the Payment Date with the respect to the Investor
     Certificates of all Series                        $222,718,996.06

     (b) The aggregate amount of average Receivables
      outstanding during the Monthly Period immediately preceding the Payment Date with the respect to the investor
     Certificates of all Series                      $1,790,317,994.66

     (c) The aggregate amount of Collections of Receivables in respect of Finance Charge Receivables processed during the Monthly
      Period immediately preceding the Payment Date which were
      allocated with respect to Series 1992-3
      Certificates                                       $4,568,660.66

     (d) The aggregate amount of Collections of Receivables in respect of Principal Receivables processed during the Monthly Period immediately preceding the Payment Date which were allocated with respect to Series 1992-3
      Certificates                                      $53,860,854.26

  2.  PRINCIPAL RECEIVABLES IN THE TRUST:

     (a) The aggregate amount of Principal Receivables as of the end of the last day of the preceding Monthly Period
     (which reflects the Principal Receivables represented by the
     Exchangeable Seller's Certificate and by the Investor
     Certificates of all Series)                     $1,728,996,756.13

     (b) The aggregate amount of Principal Receivables in the
     Trust represented by the Series 1992-3 Certificates
     (the "Investor Amount") as of the end of the last day of
     the preceding Monthly Period                      $300,000,000.00

     (c) The Investor Amount on the date of issuance of
     the Series 1992-3 Investor Certificates
     (the "Initial Investor Amount")                   $500,000,000.00

     (d) The Investor Percentage with respect to the allocation of charged-off Receivables to Series 1992-3
     Certificateholders                                          19.40%

     (e) The Investor Percentage with respect to the allocation of Principal Receivables to Series 1992-3
      Certificateholders                                         27.72%

  3. INVESTOR CHARGED-OFF AMOUNT

     The aggregate of the Investor Charged-Off Amounts for the
     Monthly Period corresponding to the Payment Date allocable
     to the Series 1992-3 Certificates                   $2,653,306.50

  4. REDUCTION AMOUNT; REIMBURSEMENT OF REDUCTION AMOUNT

     (a) The amount of the drawing, if any, under
     the Enhancement                                             $0.00

     (b) The excess of the Reduction Amount allocable to
     the Series 1992-3 Certificates over the amount of
     the drawing, if any, under the Enhancement made
     to reimburse the Series 1992-3 Certificateholders
     for such amount written off                                 $0.00

     (c) The Reduction Amount set forth in Item 5(b) above,
     per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each Series 1992-3 Investor
     Certificateholder's investment                           0.000000

     (d) The total amount reimbursed to the Trust for such Payment Date
     in respect of the Reduction Amount                          $0.00

     (e) The amount set forth in Item 5(d) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of
     each Series 1992-3 Certificateholder's investment)       0.000000

     (f) The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Series 1992-3 Investor Amount as of the end of the day on the Record date with respect
     to the Payment Date                                         $0.00

  5. INVESTOR SERVICING FEE
     The amount of the Series 1992-3 Monthly Servicing Fee payable
     to the Servicer for the Payment Date                  $583,333.33

  6. AVAILABLE ENHANCEMENT AMOUNT

     (a) The amount available to be drawn under the Enhancement for the Series 1992-3 Certificates as of the close of business on such Payment date, after giving effect to any drawings on
     the Enhancement Provider on such Payment Date      $45,500,000.00

     (b) The ratio of the Available Enhancement Amount to the
     Investor Amount of the Series 1992-3 Certificates as of the
     close of business on such Payment date, after giving effect to any drawings on the Enhancement and payments to the
     Enhancement Provider on such Payment Date                   15.17%

  7. CARRYOVER CONTROLLED AMORTIZATION AMOUNT

     The existing Carryover Controlled Amortization Amount for
     such Distribution Amount                                    $0.00

  C. THE POOL FACTOR

     The Pool Factor for the Preceding Record Date (which
     represents the ratio of the amount of the Investor Amount
     as of such Record Date (adjusted after taking into account any reduction in the Investor Amount which will occur on the following Payment Date) to the Initial Investor Amount). The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original denomination of the Holder's Certificate
     by the Pool Factor                                       0.600000

 D.  RECEIVABLES BALANCE

  1. The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly Period (which reflects the Principal
     Receivables represented by Exchangeable Seller's
     Certificate and by the Investor
     Certificates of all Series)                     $1,728,996,756.13

  2. The aggregate amount of Finance Charge Receivables
     in the Trust as the close of business on the last day of
     the immediately preceding Monthly Period           $34,865,810.28

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................            $26,972,733.36
  (b)  60-89 days: ....................            $14,631,975.72
  (c)  90-119 days: ...................            $12,829,798.61
  (d)  120-149 days: ..................            $11,727,835.91
  (e)  150-179 days: ..................            $10,031,846.28
  (f)  180 or more days: ..............             $3,954,186.45
                                                 ----------------
                          TOTAL                    $80,148,376.33






          ADVANTA NATIONAL BANK USA,
          as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By:    Michael Coco
              Vice President

                                               June     1997



              MONTHLY CERTIFICATEHOLDER'S STATEMENT

                  ADVANTA NATIONAL BANK USA
      -------------------------------------------------------

                ADVANTA CREDIT CARD MASTER TRUST
                       Series 1993-2
----------------------------------------------------------------------


Under the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and The Chase Manhattan Bank, (formerly known as Chemical Bank), as Trustee. AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor
Certificateholders of Series 1993-2 and the performance of the Advanta
Credit Card Master Trust ("the Trust") during the previous Monthly
Period. The information which is required to be prepared with respect to the distribution on the July 15, 1997 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly
Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.02(a) of the Agreement and additional information specific to the Series 1993-2 Certificates is set forth below in accordance with section 4.2 of the Series 1993-2 Supplement to the Agreement.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-2. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date
     per $1,000 original principal amount of the
     Investor Certificates                                    4.766875

2. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount
     of the Investor Certificates                             0.000000

3. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 original principal amount of the
     Investor Certificates                                    4.766875

4.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Investor Certificates               $49,619,467.59

5.   The aggregate amount of Collections of Principal
     Receivables processed during the prior Monthly Period
     and allocated in Investor Certificates             $43,096,455.51

6. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Investor Certificates             $5,223,345.00

7.   The Investor Charged-Off Amount for the prior Monthly
     Period is                                           $3,033,522.59

8.   The aggregate amount of the Reduction Amounts for
     Series 1993-2 for the Monthly Period is                    $0.00

9    The aggregate amount of the Reduction Amounts for
     Series 1993-2 reimbursed on such Payment Date is            $0.00

10.  The amount of the Monthly Investor Servicing Fee
     for the prior Monthly Period is                       $666,666.67

11.  The Pool Factor as of the end of the last day
     of the prior Monthly Period is                              1.00

12.  The amount, if any, by which the outstanding principal
     balance of the Investor Certificates exceeds the Investor
     Amount as of the end of the day on the Record Date with
     respect to such Payment Date (after giving effect
     to any activity on such Payment Date) is                    $0.00

13.  The Investor Amount after giving effect to any
     payments on such Payment Date is                  $400,000,000.00

14.  The Cash Collateral Guaranty Amount as of the close
     of business on the Payment Date is                 $52,000,000.00

15.  The amount by which the Net Portfolio Yield for such Monthly
     Period exceeds the Base Rate for the related Investor
     Interest Period                                             2.75%

16. The aggregate existing Carryover Controlled Amortization Amount with Period exceeds respect to Series 1993-2 (after giving
     effect to any activity on such Payment Date) is             $0.00

17.  The Investor Percentage with respect to
     Principal Receivables is                                   22.18%
     and with respect to Finance Charge Receivables is          22.18%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................            $26,972,733.36
  (b)  60-89 days: ....................            $14,631,975.72
  (c)  90-119 days: ...................            $12,829,798.61
  (d)  120-149 days: ..................            $11,727,835.91
  (e)  150-179 days: ..................            $10,031,846.28
  (f)  180 or more days: ..............             $3,954,186.45
                                                 ----------------
                          TOTAL                    $80,148,376.33






          ADVANTA NATIONAL BANK USA,
          as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By:    Michael Coco
              Vice President

                                                    June 1997



                MONTHLY CERTIFICATEHOLDER'S STATEMENT

                      ADVANTA NATIONAL BANK USA
         ------------------------------------------------------

                   ADVANTA CREDIT CARD MASTER TRUST
                            Series 1993-4
     ---------------------------------------------------------------


Under the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and
The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee. AUS, as servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1993-4 and the performance of the Advanta Credit Card Master Trust (the "Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the distribution on the July 15, 1997, Payment
Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to Series 1993-4 Certificates is set forth below in accordance with section 4.2 of the Series 1993-4 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-4. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of the Investor Certificates   4.782986


2. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of
     the Investor Certificates                                0.000000

3.   The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 original principal amount of
     the Investor Certificates                                4.782986

4.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
     of the Investor Certificates                       $49,536,134.25

5.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated
     in respect of the Investor Certificates            $43,096,455.51

6. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Investor Certificates             $5,223,345.00

7.   The Investor Charged-Off Amount for the prior
     Monthly Period is                                   $3,033,522.59

8.   The aggregate amount of the  Reduction Amounts for Series 1993-4
     for the Monthly Period is                                   $0.00

9    The aggregate amount of the Reduction Amounts for Series 1993-4
     reimbursed on such Payment Date is                          $0.00

10.  The amount of the Monthly Investor Servicing Fee for
     the prior Monthly Period is                           $666,666.67

11.  The Pool Factor as of the end of the last day of
     the prior Monthly Period is                                  1.00

12. The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to
     such Payment Date (after giving effect to any activity
     on such Payment Date) is                                    $0.00

13.  The Investor Amount after giving effect to any
     payments on such Payment Date is                  $400,000,000.00

14.  The Invested Amount after giving effect to
     payments on such Payment Date is                  $400,000,000.00

15.  The Pre-Funded Amount after giving effect to payments
     on such Payment Date is                                     $0.00

16.  The Cash Collateral Guaranty Amount as of the close
     of business on the Payment Date is                 $52,000,000.00

17.  The amount by which the Net Portfolio Yield for such
     Monthly Period exceeds the Base Rate for the related
     Investor Interest Period                                    2.48%

18.  The aggregate existing Carryover Controlled Amortization
     Amount with respect to Series 1993-4 (after giving
     effect to any activity on such Payment Date) is             $0.00

19.  The Investor Percentage with respect to
     Principal Receivables is                                   22.18%
     and with respect to Finance Charge Receivables is          22.18%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................            $26,972,733.36
  (b)  60-89 days: ....................            $14,631,975.72
  (c)  90-119 days: ...................            $12,829,798.61
  (d)  120-149 days: ..................            $11,727,835.91
  (e)  150-179 days: ..................            $10,031,846.28
  (f)  180 or more days: ..............             $3,954,186.45
                                                 ----------------
                          TOTAL                    $80,148,376.33






          ADVANTA NATIONAL BANK USA,
          as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By:    Michael Coco
              Vice President

                                                   June 1997



             MONTHLY CERTIFICATEHOLDER'S STATEMENT

                   ADVANTA NATIONAL BANK USA
        ---------------------------------------------------

                ADVANTA CREDIT CARD MASTER TRUST
                        Series 1994-1
 -------------------------------------------------------------------


Under the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and The Chase Manhattan Bank (formerly
Chemical Bank), as Trustee. AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1994-1 and the performance of the Advanta Credit Card Master Trust (the "Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the distribution on the July 15, 1997
Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the series 1994-1 Certificates is set forth below in accordance with section 4.2 of the series 1994-1 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate of Series 1994-1. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment
     Date per $1000 original principal amount of
     Class A Certificates                                   112.156096

2.   The total amount of the distribution on the Payment
     Date per $1000 original principal amount of
     Class B Certificates                                     4.903820

3.   The amount of the distribution set forth in paragraph 1
     above in respect of principal per $1,000 original principal
     amount of the Class A Certificates                     111.111112

4.   The amount of the distribution set forth in paragraph 2
     above in respect of principal per $1,000 original principal
     amount of the Class B Certificates                       0.000000

5.   The amount of distribution set forth in paragraph 1 above
     in respect of interest, per $1,000 original principal
     amount of the Class A Certificates                       1.044985

6.   The amount of distribution set forth in paragraph 2 above
     in respect of interest, per $1,000 original principal
     amount of the Class B Certificates                       4.903820

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Series 1994-1 Certificates          $44,804,561.80

8.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated
     in respect of the Series 1994-1 Certificates       $43,096,455.55

9.   The aggregate amount of Class B Principal Collections
     processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates              $2,584,232.93

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates              $1,090,355.60

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $313,212.32

12.  The Class A Investor Charged-Off Amount for the prior
     Monthly Period is                                     $633,237.58

13.  The Class B Investor Charged-Off Amount for the prior
     Monthly Period is                                     $181,901.94

14.  The aggregate amount of Class A Reduction Amounts for
     the prior Monthly Period is                                 $0.00

15.  The aggregate amount of Class B Reduction Amounts for
     the prior Monthly Period is                                 $0.00

16.  The aggregate amount of Class A Reduction Amounts
     reimbursed on such Payment Date is                          $0.00

17.  The aggregate amount of Class B Reduction Amounts
     reimbursed on such Payment Date is                          $0.00

18.  The amount of the Class A Monthly Servicing Fee for
     the prior Monthly Period is                           $139,259.26

19.  The amount of the Class B Monthly Servicing Fee for
     the prior Monthly Period is                            $40,000.00

20.  The Class A Pool Factor as of the end of the last day
     of the prior Monthly Period is                            0.22222

21.  The Class B Pool Factor as of the end of the last day
     of the prior Monthly Period is                            1.00000

22.  The Class A Investor Amount after giving effect to any
     payments on such Payment Date is                   $41,777,776.00

23.  The Class B Investor Amount after giving effect to any
     payments on such Payment Date is                   $24,000,000.00

24.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on such Payment Date is                                     $0.00

25.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     on such Payment Date is                                     $0.00

26.  The Available Cash Collateral Amount as of the close of
     business on such Payment Date is                   $14,453,333.24

27.  The Available Shared Enhancement Amount as of the
     close of business on such Payment Date is           $6,453,333.24

28.  The amount by which the Net Portfolio Yield for such Monthly
     Period exceeds the Base Rate for such Monthly Period is     2.26%

29.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $134,444.44

30.  The amount of Servicer Interchange with respect to the
     prior Monthly Period is                               $179,259.26

31. The aggregate existing Carryover Controlled Amortization Amount with respect to Series 1994-1 (after giving effect to any
     activity on such Payment Date) is                           $0.00

32.  The Investor Percentage with respect to
     Principal Receivables is                                   22.18%
     and with respect to Finance Charge Receivables is           5.96%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................            $26,972,733.36
  (b)  60-89 days: ....................            $14,631,975.72
  (c)  90-119 days: ...................            $12,829,798.61
  (d)  120-149 days: ..................            $11,727,835.91
  (e)  150-179 days: ..................            $10,031,846.28
  (f)  180 or more days: ..............             $3,954,186.45
                                                 ----------------
                          TOTAL                    $80,148,376.33






          ADVANTA NATIONAL BANK USA,
          as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By:    Michael Coco
              Vice President